EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2020 First Quarter Results

  II-VI completes its acquisition of Finisar on September 24, 2019
  Total revenue increased 8% compared to the same period last fiscal year
  Adjusted operating income increases 6% from the same period last fiscal year
  Legacy II-VI generated revenue of $318.4M, EPS of $0.34 and adjusted EPS of $0.57
  Acquisition and related costs in the quarter were $59.9M

PITTSBURGH, Nov. 12, 2019 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its fiscal 2020 first quarter ended September 30, 2019.

“On September 24th, we closed the Finisar transaction, the largest acquisition in our history. Our excitement continues to build as we validate the depth and breadth of the technologies and manufacturing scale that we expect will enable our growth by addressing the long-term mega trends in our markets such as cloud computing and 5G wireless. As a result of the acquisition, we have become the largest component and subsystem supplier in the global optical communications market as well as a leader in photonic solutions and compound semiconductors. We ended the quarter with a $721 million Backlog and experienced a Book/Bill ratio of 1.10. On the first day of our combined Company, we immediately got to work on delivering the cost synergies we identified. We are focused on achieving our long-range model, executing our strategy, leveraging our technology, identifying and closing gaps, and improving our operating leverage. Our global sales team is already experiencing higher levels of engagement with our key customers that we believe will soon lead to meaningful revenue synergies.

Growth in our commercial markets was mixed during the first quarter as it was affected by well-known macro factors, including the recent overall slowing in industrial demand. However, we remain optimistic about the long-term growth prospects for all of our commercial end markets.  Our Aerospace and Defense business delivered a very strong quarter, in part due to the successful integration of recent acquisitions.  We have also put in place the measures to operate the Finisar WSS business separately as required by regulators due to the strong market position of both companies. We are ready to capitalize on new opportunities from the expected rapid growth in our key end markets.”

Table 1
$ Millions, except per share amounts and %
(Unaudited)
	Three Months Ended

	Sept 30,	June 30,	Sept 30,
	2019	2019	2018

Revenues	$340.4	$362.7	$314.4

Operating income (loss) (1)	$(18.5)	$40.7	$37.2
Adjusted operating income (2)	$50.9	$56.9	$48.1

Net earnings (loss)	$(26.0)	$28.0	$26.1
Adjusted net earnings (2)	$37.1	$43.8	$36.8

Diluted earnings (loss) per share	$(0.39)	$0.43	$0.40
Adjusted diluted earnings per share (2)	$0.57	$0.67	$0.56

Other Selected Financial Metrics
Gross margin	36.2%	38.2%	39.4%
Operating margin	-5.4%	11.2%	11.8%
Adjusted operating margin (2)	15.0%	15.7%	15.3%
Return on sales	-7.6%	7.7%	8.3%
Adjusted return on sales (2)	10.9%	12.1%	11.7%
  Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.
  All adjusted amounts exclude certain non-GAAP adjustments for share-based compensation, acquired amortization expense, certain one-time transaction expenses, restructuring and related items, and the impact of special items. See Table 5 for Reconciliation of Adjusted Operating Income to Operating Income and Net Earnings. See Table 7 for Reconciliation of Reported Net Earnings to Adjusted Net Earnings.

Table 2
II-VI Incorporated and Subsidiaries
Impact of the Finisar Acquisition

	Three Months Ended September 30, 2019
	Legacy		Special Items				Total		Consolidated
	II-VI		Finisar	Severance	Acquisition		Special		GAAP
	Results(1)		Results(2)	Related(3)	Related		Items		Results

Revenues	$318,358		$22,051	$-	$-		$22,051		$340,409

Costs, Expenses & Other Expense (Income)
Cost of goods sold	194,185		15,506	251	7,327	4	23,084		217,269
Internal research and development	33,177		2,943	-	-		2,943		36,120
Selling, general and administrative	57,081		1,728	18,117	28,569	5	48,414		105,495
Interest expense	5,313		-	-	1,655	6	1,655		6,968
Other expense (income), net	803		316	-	3,960	7	4,276		5,079
Total Costs, Expenses, & Other Expense (Income)	290,559		20,493	18,368	41,511		80,372		370,931

Earnings (Loss) Before Income Taxes	27,799		1,558	(18,368)	(41,511)		(58,321)		(30,522)

Income Taxes	5,739						(10,263)		(4,524)

Net Earnings (Loss)	$22,060						$(48,058)		$(25,998)

Diluted Earnings (Loss) Per Share	$0.34								$(0.39)

Basic Earnings (Loss) Per Share	$0.35								$(0.39)

Average Shares Outstanding - Diluted	65,541	8					428	8	65,969
Average Shares Outstanding - Basic	63,938	8					2,031	8	65,969
  Amounts in the “II-VI Results” column represent operating results of II-VI for the three months ended September 30, 2019, net of the Finisar Results, Severance & Related amounts, and Acquisition Related Costs (“Special Items”), as detailed below.
  Amounts in the “Finisar Results” column represent the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019.
  In connection with the acquisition of Finisar, the Company recorded $18.4 million of compensation in the condensed consolidated statement of earnings, of which $18.1 million was associated with Finisar’s executive severance and retention agreements.
  For the three months ended September 30, 2019, cost of goods sold includes $7.1 million and $0.2 million of expense resulting from the preliminary fair value step up for inventory and property, plant, and equipment, respectively.
  For the three months ended September 30, 2019, selling, general, and administrative includes a one-time charge of $25.3 million related to acquisition fees, $2.0 million in incremental amortization expense resulting from the preliminary fair value step up for intangible assets, and $1.2 million in incremental legal and professional fees.
  For the three months ended September 30, 2019, interest expense includes additional interest of $1.7 million related to the New Credit Facilities entered into as part of the acquisition.
  As a result of the Finisar acquisition, the Company recorded $4.0 million of other expenses related to debt extinguishment costs.
  Average Shares Outstanding – Basic, and Average Shares Outstanding – Diluted, are adjusted for the weighted average impact of the six day period between September 24, 2019 and September 30, 2019 from the issuance of 26.7 million shares related to the acquisition of Finisar.

Outlook

The outlook for the second fiscal quarter ending December 31, 2019 is revenue of $590 million to $630 million and earnings per diluted share on a non-GAAP basis of $0.20 to $0.50. The non-GAAP earnings per share is adjusted for $18 million in stock compensation, $34 million in amortization, $79 million in the one-time inventory step up, and $18 million in costs to facilitate the integration. This is at today’s exchange rate.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on November 12, 2019 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com/investors-events or via https://tinyurl.com/IIVIQ1FY20Earnings. If you wish to participate in the conference call, please dial (877) 316-5288 for U.S. calls, and (734) 385-4977 for international calls. To join the conference call, please enter ID# 9989974, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 11:59 p.m. EDT on Friday, November 15, 2019, by dialing (855) 859-2056 for U.S. calls and (404) 537-3406 for international calls, and entering ID# 9989974.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company’s ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings, the adjusted non-GAAP earnings per share and the adjusted operating income measure earnings and operating income, respectively, excluding non-recurring or unusual items that are considered by the management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

Table 3
Segment Revenues, Operating Income & Margins, and Adjusted Operating Income & Margins
$ Millions, except
(Unaudited)	Three Months Ended
	September 30,	June 30,	September 30,
	2019	2019	2018
Revenues:
Photonic Solutions	$141.4	$177.5	$135.1
Compound Semiconductors	177.0	185.2	179.3
Finisar & Related*	22.1	-	-
Consolidated	$340.4	$362.7	$314.4

Operating Income (Loss):
Photonic Solutions	$13.0	$22.2	$15.9
Compound Semiconductors	26.5	23.1	21.3
Finisar & Related*	(58.0)	(4.6)	-
Consolidated	$(18.5)	$40.7	$37.2

Adjusted Operating Income:
Photonic Solutions	$17.9	$28.2	$22.2
Compound Semiconductors	31.2	28.7	25.9
Finisar & Related*	1.8	-	-
Consolidated	$50.9	$56.9	$48.1

Operating Margin:
Photonic Solutions	9.2%	12.5%	11.8%
Compound Semiconductors	15.0%	12.5%	11.9%
Finisar & Related*	NA	NA	NA
Consolidated	-5.4%	11.2%	11.8%

Adjusted Operating Margin:
Photonic Solutions	12.6%	15.9%	16.4%
Compound Semiconductors	17.6%	15.5%	14.5%
Finisar & Related*	8.3%	NA	NA
Consolidated	15.0%	15.7%	15.3%

* “Finisar & Related” includes all Special Items defined in Table 2.

Table 4 is a reconciliation of Segment Adjusted Operating Income reported in this press release to Segment reported Operating Income (Loss)

Table 4
$ Millions
(Unaudited)
	Three Months Ended
	September 30,	June 30,	September 30,
	2019	2019	2018
Adjusted Photonic Solutions Operating Income	$17.9	$28.2	$22.2
Stock based compensation	(2.7)	(3.6)	(2.3)
Amortization	(2.1)	(2.4)	(2.1)
Transaction expenses related to acquisitions	-	-	(1.9)
Photonic Solutions Operating Income	$13.0	22.2	$15.9

Adjusted Compound Semiconductors Operating Income	$31.2	$28.7	$25.9
Stock based compensation	(2.7)	(3.2)	(3.0)
Amortization	(2.0)	(2.4)	(1.6)
Transaction expenses related to acquisitions	-	(0.2)	-
Compound Semiconductors Operating Income	$26.5	$23.1	$21.3

Adjusted Finisar & Related Operating Income *	$1.8	$-	$-
Severance and related - Stock based compensation	(10.7)	-	-
Severance and related - Other compensation	(7.7)	-	-
Amortization	(2.0)	-	-
Transaction expenses related to acquisitions	(5.6)	(4.6)	-
One-time costs related to the Finisar acquisition	(33.9)	-	-
Finisar & Related Operating Income (Loss) *	$(58.0)	$(4.6)	$-

Total Operating Income (Loss)	$(18.5)	$40.7	$37.2

Adjusted Operating Income	$50.9	$56.9	$48.1

 * “Finisar & Related” includes all Special Items defined in Table 2.

Table 5 is a reconciliation of Adjusted Operating Income reported in this press release to Net Earnings (Loss).

Table 5
Reconciliation of Adjusting Operating Income to Operating Income to Net Earnings (Loss)
$ Millions
(Unaudited)	Three Months Ended

	Sept 30,	June 30,	Sept 30,
	2019	2019	2018

Adjusted operating income	$50.9	$56.9	$48.1
Severance and related - Stock based compensation	10.7	-	-
Severance and related - Other compensation	7.7	-	-
Stock based compensation	5.4	6.8	5.3
Amortization	6.2	4.6	3.7
Transaction expenses related to acquisitions	5.6	4.8	1.9
One-time costs related to the Finisar acquisition	33.9	-	-
Operating income (loss)	$(18.5)	$40.7	$37.2
Interest expense	7.0	5.6	5.6
Other expense (income), net	5.0	0.4	(0.7)
Income taxes	(4.5)	6.7	6.2
Net Earnings (Loss)	$(26.0)	$28.0	$26.1

Table 6 is a reconciliation of Operating Income reported in this press release to Adjusted EBITDA and Net Earnings (Loss).

Table 6
Reconciliation of Operating Income (Loss) to Adjusted EBITDA, EBITDA, and Net Earnings (Loss)
$ Millions
(Unaudited)	Three Months Ended

	Sept 30,	June 30,	Sept 30,
	2019	2019	2018

Operating income (loss)	$(18.5)	$40.7	$37.2
Depreciation and amortization	26.9	24.8	22.2
Other income (expense), net	(5.0)	(0.4)	0.7
Special items - Other income (expense), net	4.3	-	-
Transaction expenses related to acquisitions	5.6	4.8	1.7
Severance and related - Stock based compensation	10.7	-	-
Severance and related - Other compensation	7.7	-	-
Stock based compensation expense	5.4	6.8	5.3
One time costs related to the Finisar acquisition	33.7	-	-
Adjusted EBITDA (1)	$70.9	$76.8	$67.1

Transaction expenses related to acquisitions	$(5.6)	$(4.8)	$(1.7)
Special items - Other income (expense), net	(4.3)
Severance and related - Stock based compensation	(10.7)	-	-
Severance and related - Other compensation	(7.7)	-	-
Stock based compensation expense	(5.4)	(6.8)	(5.3)
One time costs related to the Finisar acquisition	(33.7)	-	-
EBITDA (2)	$3.5	$65.2	$60.1
EBITDA margin (3)	1.0%	18.0%	19.1%
Interest expense	$7.0	$5.6	$5.6
Depreciation and amortization	26.9	24.8	22.2
Income taxes	(4.5)	6.7	6.2
Net Earnings (Loss)	$(26.0)	$28.1	$26.1
  Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired amortization expense, certain one-time transaction expense and the impact of special items.
  EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
  EBITDA margin is defined as earnings before interest, incomes taxes, depreciation and amortization divided by revenues.
  Amounts may not recalculate due to rounding.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings/(Loss) (Unaudited)
($000 except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2019	2019	2018

Revenues	$340,409	$362,728	$314,433

Costs, Expenses & Other Expense (Income)
Cost of goods sold	217,269	224,076	190,526
Internal research and development	36,120	36,202	33,171
Selling, general and administrative	105,495	61,731	53,523
Interest expense	6,968	5,606	5,584
Other expense (income), net	5,079	384	(713)
Total Costs, Expenses, & Other Expense (Income)	370,931	327,999	282,091

Earnings (Loss) Before Income Taxes	(30,522)	34,729	32,342

Income Taxes	(4,524)	6,701	6,193

Net Earnings (Loss)	$(25,998)	$28,028	$26,149

Diluted Earnings (Loss) Per Share	$(0.39)	$0.43	$0.40

Basic Earnings (Loss) Per Share	$(0.39)	$0.44	$0.41

Average Shares Outstanding - Diluted	65,969	65,686	66,158
Average Shares Outstanding - Basic	65,969	63,719	63,420

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	September 30,	June 30,
	2019	2019
Assets
Current Assets
Cash and cash equivalents	$439,551	$204,872
Accounts receivable	514,104	269,642
Inventories	744,443	296,282
Prepaid and refundable income taxes	10,073	11,778
Prepaid and other current assets	48,028	30,337
Total Current Assets	1,756,199	812,911
Property, plant & equipment, net	1,335,622	582,790
Goodwill	1,078,569	319,778
Other intangible assets, net	961,560	139,324
Investments	76,808	76,208
Deferred income taxes	11,984	8,524
Other assets	149,944	14,238
Total Assets	$5,370,686	$1,953,773

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$45,034	$23,834
Accounts payable	233,870	104,462
Accruals and other current liabilities	266,873	142,267
Total Current Liabilities	545,777	270,563
Long-term debt	2,332,612	443,163
Deferred income taxes	167,305	23,913
Other liabilities	193,798	82,925
Total Liabilities	3,239,492	820,564
Total Shareholders' Equity	2,131,195	1,133,209
Total Liabilities and Shareholders’ Equity	$5,370,686	$1,953,773

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Three Months Ended
	September 30,
	2019	2018
Cash Flows from Operating Activities
Net cash (used in) provided by operating activities	$(25,615)	$19,005

Cash Flows from Investing Activities
Additions to property, plant & equipment	(25,636)	(35,902)
Purchases of businesses, net of cash acquired	(1,036,609)	(45,229)
Purchases of equity investments	-	(4,480)
Other investing activities	(1,940)	36
Net cash used in investing activities	(1,064,185)	(85,575)

Cash Flows from Financing Activities
Proceeds from issuance
Proceeds from borrowings of Term A Facility	680,000	-
Proceeds from borrowings of Term B Facility	720,000	-
Proceeds from borrowings of Revolving Credit Facility	160,000	-
Proceeds from borrowings under prior Credit Facility	10,000	120,000
Payments on borrowings under prior Credit Facility	(127,780)	(25,000)
Payments on borrowings under prior Term Loan	(45,000)	-
Debt issuance costs	(63,510)	-
Proceeds from exercises of stock options	2,975	5,042
Payments on earnout arrangements	(1,000)	(2,500)
Payments in satisfaction of employees' minimum tax obligations	(9,418)	(4,570)
Other financing activities	340
Net cash provided by financing activities	1,326,607	92,972

Effect of exchange rate changes on cash and cash equivalents	(2,128)	(2,097)

Net increase in cash and cash equivalents	234,679	24,305

Cash and Cash Equivalents at Beginning of Period	204,872	247,038
Cash and Cash Equivalents at End of Period	$439,551	$271,343

Table 7
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)
(Unaudited)

	Three Months Ended

	Sept 30,	June 30,	Sept 30,
	2019	2019	2018

Reported Net Earnings (Loss)	$(26.0)	$28.0	$26.1

Add back special items:
One time acquisition costs	41.5	-	-
Severance and related	18.4	-	-
Finisar results	(1.6)	-	-
Income tax impact on items	(10.3)	-	-
Legacy II-VI Results	22.1	28.0	26.1

Add back other adjusting items:
Share-based compensation expense	5.4	6.8	5.3
Amortization expense	4.2	4.6	3.7
Transaction expenses related to acquisitions	5.6	4.8	1.7
Income tax impact on special items	(0.2)	(0.4)	-

II-VI Adjusted Net Earnings	$37.1	$43.8	$36.8

Per share data:
Reported Earnings (Loss):
Earnings (Loss) - Diluted Earnings (Loss) Per Share	$(0.39)	$0.43	$0.40
Earnings (Loss) - Basic Earnings (Loss) Per Share	$(0.39)	$0.44	$0.41

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share (1)	$0.57	$0.67	$0.56
Adjusted Earnings - Basic Earnings Per Share (1)	$0.58	$0.69	$0.58
  Average Shares Outstanding – Basic, and Average Shares Outstanding – Diluted, used in the calculation of the of adjusted earnings per share above, are adjusted for the weighted average impact of the six day period between September 24, 2019 and September 30, 2019 from the issuance of 26.7 million shares related to the acquisition of Finisar.

CONTACT:

Mary Jane Raymond
Treasurer and Chief Financial Officer

investor.relations@ii-vi.com
www.ii-vi.com/contact-us